Exhibit 99.1
THIRD AMENDED AND RESTATED BY-LAWS
of
CONSOLIDATED GRAPHICS, INC.

Effective as of January 1, 2010
ARTICLE I
SHAREHOLDERS
Section 1. Annual Meeting. The annual meeting of shareholders for the purpose of electing directors and for the transaction of any other business to properly come before such meeting shall be held on such date in each year and at such time as shall be designated by the Board of Directors and stated in the notice (or any supplement thereto) of the meeting.
Section 2. Presiding Officer and Conduct of Meetings.
(a) The Chairman of the Board of Directors shall preside at all meetings of the shareholders and shall automatically serve as Chairman of such meetings. In the absence of the Chairman of the Board of Directors, or if the Directors neglect or fail to elect a Chairman, then the Chief Executive Officer of the Corporation shall preside at the meetings of the shareholders and shall automatically be the Chairman of such meeting, unless and until a different person is elected by a majority of the shares entitled to vote at such meeting.
(b) The Chairman of the meeting shall appoint at least two (2) persons to act as inspectors of election at the meeting.
(c) Subject to the following, annual and special meetings of shareholders generally shall follow accepted rules of practice and procedure for the orderly conduct of shareholder meetings:
(i)
The Chairman of the meeting shall have absolute authority and shall make the final decision over matters of procedure and on any motion or question to come before such meeting and there shall be no appeal from the ruling of the Chairman.

(ii)
If disorder should arise which prevents continuation of the legitimate business of the meeting, the Chairman may quit the chair and announce the adjournment of the meeting; and upon the Chairman so doing, the meeting shall be immediately adjourned.

(iii)	The Chairman may ask or require anyone not a bona fide shareholder or proxy entitled to vote thereat to leave the meeting.

(d) At the annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the annual meeting. Nominations of individuals for election to the Board of Directors must be made in accordance with the procedures set forth in Section 13 hereof. To be properly brought before the annual meeting of shareholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the Board of Directors pursuant to resolution duly adopted with respect thereto or (iii) otherwise properly brought before the meeting by a shareholder of the Corporation who is a shareholder of record at the time of giving notice provided for in this Section 2 of Article I, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2 of Article I. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the provisions of this Section 2 of Article I, and if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(e) For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and must otherwise have complied with the requirements set forth in these By-Laws with respect to such notice. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) nor more than one-hundred twenty (120) days before the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation, provided, however, if the date of the meeting has changed more than thirty (30) days from the prior year, then notice must be delivered or mailed and received by such other date as may be set forth by the Corporation. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s stock transfer books, of the shareholder proposing such business, (iii) the class and number of shares of voting stock of the Corporation that are beneficially owned by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting, (v) a description of any material interest of the shareholder in such business and (vi) the text of any proposal, along with a statement in support of such proposal, that the shareholder wishes to bring to the attention of the Board of Directors. A shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the rules and regulations thereunder with respect to the matters set forth in this Section 2 of Article I, including the time periods set forth thereunder for shareholder proposals requested to be included in the Corporation’s proxy statement to shareholders.

(f) Notwithstanding any other provision of these By-Laws, the Corporation shall be under no obligation to include any shareholder proposal in its proxy statement or otherwise present any such proposal to shareholders at a meeting of shareholders if the Board of Directors reasonably believes that the proponents thereof have not complied with the applicable requirements of the Exchange Act, and the rules and regulations promulgated thereunder; and the Corporation shall not be required to include in its proxy statement to shareholders any shareholder proposal not required to be included in its proxy statement to shareholders in accordance with the Exchange Act and such rules or regulations; provided, however, that nothing in this Section 2 or in Section 13 of Article II shall be deemed to affect the rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 3. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or by a majority of the Board of Directors, and shall be called by the Chairman of the Board at the request of the holders of not less than one-tenth (1/10th) of all the outstanding shares of the Corporation entitled to vote at the meeting.
Section 4. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Texas, as the place of meeting for any annual or special meeting. If no designation is made, the place of meeting shall be the registered office of the Corporation in the State of Texas.
Section 5. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Waiver by a shareholder in writing of notice of a shareholders’ meeting, signed by such shareholder, whether before or after the time of such meeting, shall be equivalent to the giving of such notice. Attendance by a shareholder, whether in person or by proxy, at a shareholders’ meeting shall constitute a waiver of notice of such meeting of which the shareholder has had no notice.

Section 6. Closing of Transfer Books and Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may, by resolution, fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.
Section 7. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and opened at the time and place of the meeting and shall be subject to the inspection by any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.
Section 8. Quorum and Vote Required for Action. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders and the vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders’ meeting, unless the vote of a greater number is required by law, the Articles of Incorporation or these By-Laws. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and unless otherwise made irrevocable by law.
Section 10. Vote of Each Share. Each outstanding share entitled to vote shall be entitled to one (1) vote upon each matter submitted to vote at a meeting of shareholders.

Section 11. Cumulative Voting. There shall be no cumulative voting whatsoever permitted on any matter.
Section 12. Action by Shareholders without Meeting. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.
Section 13. Nominations for Election as a Director.
(a) Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as, and to serve as, directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors pursuant to resolution duly adopted with respect thereto or (b) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 13 of Article I, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 13 of Article I. The Chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the Chairman should so determine, the Chairman shall so declare to the meeting and the defective nomination shall be disregarded.
(b) To be properly made by a shareholder, a nomination of a person for election to the Board of Directors shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, notice of a nomination made by a shareholder shall be delivered or mailed and received at the principal executive offices of the Corporation (i) with respect to an election to be held at the annual meeting of the shareholders of the Corporation, not less than ninety (90) nor more than one-hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation, provided, however, that if the date of the meeting has changed more than thirty (30) days from the prior year, then notice must be delivered or mailed and received by such other date as may be set forth by the Corporation, and (ii) with respect to an election to be held at a special meeting of shareholders of the Corporation for the election of directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed to shareholders of the Corporation as provided in Section 5 of Article I or public disclosure of the date of the special meeting was made, whichever first occurs.

(c) Such shareholder notice to the Secretary shall set forth (i) the name(s) of the nominee(s) and the address and principal occupation or employment of each, (ii) a description of all arrangements or understandings between the shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (iii) the written consent of each nominee to serve if so elected and (iv) any other information relating to such person that is required to be disclosed in a proxy statement soliciting proxies for election of directors, or is otherwise required pursuant to Regulation 14A under the Exchange Act. The shareholder notice shall also provide (i) the name and address, as they appear on the Corporation’s stock transfer books, of such shareholder and (ii) the class and number of shares of voting stock of the Corporation which are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person nominated by a shareholder shall be eligible to serve as a director of the Corporation (i) who would not be eligible to serve under the listing requirements of the exchange or exchanges on which the Corporation’s shares are traded at the time of such person’s nomination and (ii) unless nominated in accordance with the procedures set forth in this Section 13 of Article I. Notwithstanding the foregoing provisions of this Section 13 of Article I, a shareholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 13 of Article I, including the time periods set forth thereunder for shareholder proposals requested to be included in the Corporation’s proxy statement to shareholders.
(d) Notwithstanding any other provision of these By-Laws, the Corporation shall be under no obligation to include any director nominee(s) proposed by a shareholder in its proxy statement or otherwise present any such director nominee(s) proposal to shareholders at a meeting of shareholders if the Board of Directors reasonably believes that the proponents thereof have not complied with the applicable requirements of the Exchange Act, and the rules and regulations promulgated thereunder; and the Corporation shall not be required to include in its proxy statement to shareholders any director nominee(s) proposed by a shareholder not required to be included in its proxy statement to shareholders in accordance with the Exchange Act and such rules or regulations; provided, however, that nothing in this Section 2 or in Section 13 of Article II shall be deemed to affect the rights of shareholders to propose director nominees for inclusion in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
ARTICLE II
BOARD OF DIRECTORS
Section 1. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors.

Section 2. Number, Qualifications and Term. The Board of Directors shall be six (6) members unless otherwise determined from time to time by resolution adopted by the Board of Directors, but shall never be less than four (4). No decrease in the number of directors shall shorten the term of any incumbent director. Directors need not be shareholders of the Corporation or residents of Texas. The Board of Directors shall be divided into three classes, with each class to be as nearly equal in number as possible. Directors elected by the Board of Directors to fill vacancies upon an increase in the number of directors as provided in Article II, Section 10 of these By-Laws, shall be allocated to a class by resolution adopted by the Board of Directors. As of June 30, 2004, the terms of office for the Class I directors will expire at the 2006 annual meeting of shareholders, the Class II directors will expire at the 2004 annual meeting of shareholders and the Class III directors will expire at the 2005 annual meeting of shareholders. Following each applicable expiration date, each director then elected shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected. Each person elected a director shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.
Section 3. Chairman. A majority of the Directors shall annually elect from its members a Chairman who shall preside at all meetings of the Board of Directors. The Chairman shall hold this office until the next regular meeting of the Directors immediately following the annual meeting of the shareholders or until the Chairman’s successor shall have been elected and qualified. In the absence of the Chairman, or if the Directors neglect or fail to elect a Chairman, then the Chief Executive Officer of the Corporation, if such individual is a member of the Board of Directors, shall automatically serve as Chairman of the Board of Directors.
Section 4. Secretary. The Secretary of the Board of Directors shall be the Secretary of the Corporation, and the Secretary shall act as Secretary of the Directors’ meetings and record the minutes of all such meetings. If the Secretary of the Corporation is not available, then the Chairman, or the Chief Executive Officer, as the case may be, may appoint a person to serve as Secretary of the meeting, and such person shall not be required to be a member of the Board of Directors nor an officer of the Corporation.
Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places within or without the State of Texas, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board or the Chief Executive Officer by giving written notice thereof as provided in Section 7 of this Article II.
Section 6. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer, the Chairman of the Board or a majority of the Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Texas, as the place for holding any special meeting of the Board of Directors called by them.

Section 7. Notice. Notice of any special meetings shall be given at least two (2) days previously thereto by a written notice delivered personally, mailed or sent by telecopy to each director at his or her business address, or by telegram. If the special meeting is not held solely or in part by using a conference telephone or other communications system authorized by Section 6.002 of the Texas Business Organizations Code (“TBOC”), the notice shall specify the location of the special meeting. If the special meeting is held solely or in part by using a conference telephone or other communications system authorized by Section 6.002 of the TBOC, the form of communications system to be used for the special meeting and the means for accessing the communications system must be stated in the notice. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be given by telecopy, such notice shall be deemed to be delivered upon successful transmission of such notice, confirmed by telephone. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
Section 8. Quorum. A majority of the number of directors fixed by these By-Laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.
Section 9. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 10. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of one (1) or more directors by the shareholders and, if elected by the shareholders at such election, shall serve for the remainder of such director’s class term; provided that the Board of Directors may not fill more than two (2) such directorships during the period between any two (2) successive annual meetings of shareholders.
A vacancy shall be deemed to exist by reason of the death, resignation, failure or refusal to act by the person elected, upon the failure of shareholders to elect directors at any annual meeting of shareholders, upon the failure of shareholders to elect directors to fill the unexpired term of directors removed in accordance with the provisions of these By-Laws, or upon an increase in the number of directors by amendment of these By-Laws.

Section 11. Removal. Any director may be removed, but only with cause, by a vote of the holders of not less than a sixty-six and two-thirds (66 2/3) majority of shares then entitled to vote at an election of directors. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if the director whose removal is proposed (i) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, (ii) has been declared of unsound mind by order of a court of competent jurisdiction and such determination is no longer subject to direct appeal, (iii) has committed a gross dereliction of duty or (iv) has committed an action which constitutes intentional misconduct or a knowing violation of the law if such action in either event results both in an improper substantial personal benefit to the director and a material injury to the Corporation. If the entire Board of Directors or any one (1) or more of the directors is removed for cause, new directors may be elected at the same meeting for the unexpired term of the director or directors so removed. Failure to elect directors to fill the unexpired term of the director or the directors so removed for cause shall be deemed to create a vacancy or vacancies in the Board of Directors.
Section 12. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
Section 13. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors or any committee thereof in which action on any Corporation matter is taken shall be presumed to have assented to the action taken unless such director’s dissent shall be entered in the minutes of the meeting or unless such director shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to have a dissent entered into the minutes or to file a written dissent shall not apply to a director who voted in favor of such action or abstained from voting.
Section 14. Interest of Directors in Contracts. Any contract or other transaction between the Corporation and one (1) or more of its directors, or between the Corporation and any firm of which one (1) or more if its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one (1) or more of its directors are shareholders, members, directors, officers, or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to, such contract or transaction, and notwithstanding his or her or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify such contract or transaction by a vote of a majority of the directors present, such interested director or directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote. This section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

Section 15. Committees. The Board of Directors shall, by resolution or resolutions passed by a majority of the Board of Directors, constitute an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Governance Committee, and may constitute one (1) or more other committees of the Board, which shall in each case consist of such number of directors as the Board of Directors may determine or as may be required by applicable law or the listing requirements of the exchange or exchanges on which the Corporation’s shares are traded. Each committee shall have and may exercise such powers in the management of the business and affairs of the Corporation as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them or in any charters adopted therefor, subject to such restrictions as may be contained in the Articles of Incorporation or that may be imposed by law or the listing requirements of the exchange or exchanges on which the Corporation’s shares are traded. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or any director by law.
Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors. A majority of all the members of any such committee may fix its rules of procedure, determine its actions and fix the time and place, whether within or without the State of Texas, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall provide otherwise by resolution or in any charters adopted therefor. The Board of Directors shall have power to change the membership of any such committee at any time, to fill vacancies therein and to disband any such committee, either with or without cause, at any time, subject to applicable law and the listing requirements of the exchange or exchanges on which the Corporation’s shares are traded. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of each committee shall be placed in the minute book of the Corporation.
By resolution of the Board of Directors, the members of each committee may be paid their expenses, if any, for attendance at each committee meeting and may be paid a fixed sum for attendance at each committee meeting. No such payment shall preclude any committee member from serving the Corporation in any other capacity and receiving compensation therefor.
Section 16. Action by Directors without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all the members of the Board of Directors or committee thereof, as the case may be. The signed consent, or a signed copy, shall be placed in the minute book. A telegram, telex, cablegram or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed and dated for the purposes hereof if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by a director and the date on which the director transmitted the transmission. As permitted by Section 6.201 of the TBOC, members of the Board of Directors, or members of any committee designated by such Board, may participate and hold a meeting of the Board of Directors or any committee by means of conference telephone, video conference, the Internet or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting pursuant to a conference call or similar communications equipment shall constitute presence in person at such meeting provided that, in connection with such meeting, the Company has implemented reasonable measures to verify that every person voting at the meeting by means of remote communications is sufficiently identified and a record is kept of any votes cast.

ARTICLE III
OFFICERS
Section 1. Number. The officers of the Corporation shall be a Chief Executive Officer, a President, a Chief Financial and Accounting Officer, and a Secretary, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors, including one (1) or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Treasurer and one or more Assistant Secretaries or Assistant Treasurers. Any two (2) or more offices may be held by the same person.
Section 2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until the officer’s successor shall have been duly elected and shall have qualified or until the officer’s death or until such officer shall resign or shall have been removed in the manner hereinafter provided.
Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation would be served thereby, but such removal shall be without the prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.
Section 4. Vacancies. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.
Section 5. Chief Executive Officer. The Chief Executive Officer shall be subject to the control of the Board of Directors, and shall in general supervise and control all business and affairs of the Corporation. The Chief Executive Officer may sign, with the Secretary, Assistant Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation. The Chief Executive Officer may agree upon and execute any deeds, mortgages, bonds, contracts and other obligations in the name of the Corporation. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.
Section 6. President. In the absence of the Chief Executive Officer, or in the event of the President’s death or inability to act or refusal to act, the President shall perform the duties of the Chief Executive Officer and when so acting shall have all of the powers of and be subject to all of the restrictions upon the Chief Executive Officer. In general, the President shall perform all duties incident to the office of President and such other duties as may be assigned to such individual by the Chief Executive Officer or by the Board of Directors. If a President has not been elected by the Board of Directors or such office is otherwise vacant, the Chief Executive Officer shall assume the duties incident to the office of the President.

Section 7. Chief Financial and Accounting Officer. In the absence of the Chief Executive Officer and the President, or in the event of their death or inability or refusal to act, the Chief Financial and Accounting Officer shall perform the duties of the Chief Executive Officer, and when so acting shall have all of the powers of and be subject to all of the restrictions upon the Chief Executive Officer. The Chief Financial and Accounting Officer shall (a) be custodian of the financial records of the Corporation, (b) analyze, monitor and present results of financial operations to the Board of Directors, the Chief Executive Officer and the President and otherwise as directed by the Board of Directors, (c) design, establish and administer or cause to be designed, established and administered an integrated financial reporting system with appropriate internal controls, (d) ensure compliance with all applicable federal laws and regulations governing the financial reporting obligations of the Corporation, as well as any listing requirements applicable to the Corporation, (e) conduct periodic internal reviews of financial reporting policies, procedures and systems and (f) in general perform all of the duties incident to the office of the Chief Financial and Accounting Officer and such other duties as from time to time may be assigned to such individual by the Chief Executive Officer or by the Board of Directors.
Section 8. Secretary. The Secretary shall: (a) keep the minutes of the Shareholders’ and the Board of Directors’ meetings in one (1) or more books provided for that purpose, (b) see that all notices be duly given in accordance with the provisions of these By-Laws or as required by law, (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized, (d) shall have charge of the certificate books, transfer books and stock ledgers, (e) sign with the Chief Executive Officer certificates for shares of the Corporation and (f) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to such individual by the Chief Executive Officer or by the Board of Directors.
Section 9. Vice Presidents. In the absence of the Chief Executive Officer, the President and the Chief Financial and Accounting Officer, or in the event of their death or inability or refusal to act, the Vice President or (in the event that there be more than one (1) Vice President) the Vice Presidents, in the order designated at the time of their election, or, in the absence of any designation, then in the order of their election, shall perform the duties of the Chief Executive Officer, and when so acting shall have all of the powers of and be subject to all of the restrictions upon the Chief Executive Officer. In general the Vice President or (in the event that there be more than one (1) Vice President) the Vice Presidents shall perform such other duties as from time to time may be assigned to such individual by the Chief Executive Officer or by the Board of Directors.
Section 10. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors may determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories in the manner prescribed by the Board of Directors, and (b) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to such individual by the Chief Executive Officer or by the Board of Directors. If a Treasurer has not been elected by the Board of Directors or such office is otherwise vacant, the Chief Financial and Accounting Officer shall assume the duties incident to the office of the Treasurer.

Section 11. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer or the Board of Directors. The Assistant Secretaries and Assistant Treasurers shall exercise the powers of the Secretary or of the Treasurer, respectively, during that officer’s absence or inability to act.
Section 12. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that such individual is also a director of the Corporation.
Section 13. Non-Elected Officers. The Chief Executive Officer shall be authorized to hire individuals on behalf of the Corporation with such titles, duties and positions as may be determined to be appropriate by the Chief Executive Officer but, unless such individuals are elected by the Board of Directors, such individuals shall not be nor be deemed to be officers of the Corporation as contemplated in this Article III irrespective of any such individual’s title, duties or position.
ARTICLE IV
INDEMNITY; INSURANCE
Section 1. Indemnification. Each person who at any time shall serve, or shall have served, as a director, officer, employee or agent of the Corporation, or any person who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, administrator, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise (each such person referred to herein as an “Indemnitee”), shall be entitled to indemnification as and to the fullest extent permitted by Chapter 8 of the TBOC. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those to be indemnified may be entitled as a matter of law or under any agreement, other provision of these By-Laws, vote of shareholders or directors or other arrangement. The Corporation may enter into indemnification agreements with its executive officers or directors that contractually provide to them the benefits of the provisions of this Article IV and include related provisions meant to facilitate the Indemnitees’ receipt of such benefits and such other indemnification protections as may be deemed appropriate.

Section 2. Advancement or Reimbursement of Expenses. The rights of Indemnitee provided under the preceding section shall include, but not be limited to, the right to be indemnified and to have expenses advanced in all proceedings to the fullest extent permitted by Chapter 8 of the TBOC and other applicable law. In the event that an Indemnitee is not wholly successful, on the merits or otherwise, in a proceeding but is successful, on the merits or otherwise, as to any claim in such proceeding, the Corporation shall indemnify Indemnitee against all expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf relating to each claim. The termination of a claim in a proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim. In addition, to the extent an Indemnitee is, by reason of his or her corporate status, a witness or otherwise participates in any proceeding at a time when he or she is not named a defendant or respondent in the proceeding, he or she shall be indemnified against all expenses actually and reasonably incurred by such individual or on his or her behalf in connection therewith. The Corporation shall pay all reasonable expenses incurred by or on behalf of Indemnitee in connection with any proceeding or claim, whether brought by the Corporation or otherwise, in advance of any determination respecting entitlement to indemnification pursuant to this Article IV within ten (10) days after the receipt by the Corporation of a written request from Indemnitee reasonably evidencing such expenses and requesting such payment or payments from time to time, whether prior to or after final disposition of such proceeding or claim; provided that the Indemnitee affirms his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this Article IV and undertakes and agrees in writing that he or she will reimburse and repay the Corporation for any expenses so advanced to the extent that it shall ultimately be determined by a court of competent jurisdiction, in a final adjudication from which there is no further right of appeal, that Indemnitee is not entitled to be indemnified against such expenses. Notwithstanding the foregoing, in no event shall a director or executive officer be entitled to the advancement of expenses if a determination has been made by a judicial authority or governmental entity or agency or, absent such determination, any such authority, entity or agency has taken a position or issued any guidance stating, that the advancement of expenses to a director or executive officer constitutes a personal loan in contravention of Section 402 of the Sarbanes-Oxley Act of 2002 or any similar law or regulation.
Section 3. Determination of Request. Upon written request to the Corporation by an Indemnitee for indemnification pursuant to these By-Laws, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in accordance with Sections 8.101 and 8.103 of the TBOC; provided, however, that notwithstanding the foregoing, if a Change in Control shall have occurred, such determination shall be made by Independent Counsel selected by Indemnitee, unless Indemnitee shall request that such determination be made in accordance with Section 8.103(a) (1) or (2). The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred in connection with any such determination. If a Change in Control shall have occurred, Indemnitee shall be presumed (except as otherwise expressly provided in this Article IV) to be entitled to indemnification under this Article IV upon submission of a request to the Corporation for indemnification, and thereafter the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. The presumption shall be used by Independent Counsel, or such other person or persons determining entitlement to indemnification, as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel or such other person or persons convinces him, her or them by clear and convincing evidence that the presumption should not apply.

Section 4. Effect of Certain Proceedings. The termination of any proceeding or of any claim in a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article) by itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee’s conduct was not in good faith and in a manner that Indemnitee reasonably believed in the case of conduct in Indemnitee’s official capacity, that was not in the best interests of the Corporation or, in all other cases, that was not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful and Indemnitee shall be deemed to have been found liable in respect of any claim only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.
Section 5. Expenses of Enforcement of Article. In the event that Indemnitee, pursuant to this Article IV, seeks a judicial adjudication to enforce Indemnitee’s rights under, or to recover damages for breach of, rights created under or pursuant to this Article IV, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses actually and reasonably incurred by Indemnitee in such judicial adjudication but only if Indemnitee prevails therein. If it shall be determined in said judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication shall be reasonably prorated in good faith by counsel for Indemnitee. Notwithstanding the foregoing, if a Change in Control shall have occurred, Indemnitee shall be entitled to indemnification under this Section 5 regardless of whether Indemnitee ultimately prevails in such judicial adjudication.
Section 6. Insurance Arrangements. The Corporation may procure or maintain insurance or other similar arrangements, at its expense, to protect itself and any Indemnitee against any expense, liability or loss asserted against or incurred by such person, incurred by Indemnitee in such a capacity or arising out of Indemnitee’s status as such a person, whether or not the Corporation would have the power to indemnify such person against such expense or liability. In considering the cost and availability of such insurance, the Corporation (through the exercise of the business judgment of its directors and officers), from time to time, may purchase insurance which provides for any and all of (i) deductibles, (ii) limits on payments required to be made by the insurer or (iii) coverage which may not be as comprehensive as that previously included in such insurance purchased by the Corporation, if any. The purchase of insurance with deductibles, limits on payments and coverage exclusions will be deemed to be in the best interest of the Corporation but may not be in the best interest of certain of the persons covered thereby. This Section 6 is authorized by Section 8.151 of the TBOC as in effect on the date hereof, and further is intended to establish an arrangement of self-insurance pursuant to that section.
Section 7. Severability. If any provision or provisions of this Article IV shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article IV shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8. Definitions. The following terms are used herein as follows:
“Change in Control” means a change in control of the Corporation, which will be deemed to have occurred if at any time after the date of the adoption of these By-Laws, any of the following events shall occur: (i) the Corporation is merged, consolidated, converted or reorganized into or with another corporation or other legal entity, and as a result of such merger, consolidation, conversion or reorganization less than a majority of the combined voting power of the then outstanding securities of the Corporation or such corporation or other legal entity immediately after such transaction are held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such transaction and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other, (ii) the Corporation sells (directly or indirectly) all or substantially all of its assets (including, without limitation, by means of the sale of the capital stock or assets of one or more direct or indirect subsidiaries of the Corporation) to any other corporation or other legal entity, of which less than a majority of the combined voting power of the then outstanding voting securities (entitled to vote generally in the election of directors or persons performing similar functions on behalf of such other corporation or legal entity) of such other corporation or legal entity is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other, (iii) any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes (subsequent to the date of the adoption of these By-Laws) the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation (“Voting Stock”), (iv) the Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Schedule 14A or Schedule 14C (or any successor schedule, form or report or item therein) that a change in control of the Corporation has occurred, (v) if during any one (1) year period, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds (2/3rds) of (a) the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period or (b) directors referenced in clause (a) immediately preceding plus directors of the Corporation whose nomination and/or election was approved by the directors referenced in clause (a) immediately preceding or (vi) the shareholders of the Corporation approve a plan contemplating the liquidation or dissolution of the Corporation.
“Corporate Status” means the status of a person who is or was a director, officer, partner, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

“Disinterested Director” means a director of the Corporation who is not a named defendant or respondent to the proceeding or subject to a claim in respect of which indemnification is sought by Indemnitee.
“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the five (5) years theretofore has been, retained to represent: (a) the Corporation or Indemnitee in any matter material to either such party, (b) any other party to the proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation’s then outstanding voting securities. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee’s rights to indemnification under these By-Laws.
ARTICLE V
CERTIFICATES AND SHAREHOLDERS
Section 1. Certificates. The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors of the Corporation adopts a resolution permitting shares to be uncertificated. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by the Chief Executive Officer and Secretary and such other officer or officers as the Board of Directors shall designate, and may be sealed with the seal of the Corporation or a facsimile thereof. If a certificate is countersigned by a transfer agent or an assistant transfer agent or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any officer may be facsimile. The Board of Directors shall determine the form of certificate representing certificated shares of the Corporation. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on its face the holder’s name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law.
Section 2. Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.
Section 3. Payment for Shares.
(a) The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation.

(b) In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.
(c) When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.
(d) The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between stated capital and capital surplus accounts.
Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered into the stock records of the Corporation by an entry showing from and to whom transferred.
Section 5. Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same series. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.
Section 6. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate:
(a) Makes proof in affidavit form that it has been lost, destroyed, or wrongfully taken; and
(b) Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

(c) Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and
(d) Satisfies any other reasonable requirements imposed by the Corporation.
When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he or she has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.
Section 7. Registration of Transfer. The Corporation shall register the transfer of a new certificate for shares presented to it for transfer if:
(a) The certificate is properly endorsed by the registered owner or by his or her duly authorized attorney; and
(b) The signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange and reasonable assurance is given that such endorsements are effective; and
(c) The Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and
(d) Any applicable law relating to the collection of taxes has been complied with.
Section 8. Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner as the person exclusively entitled to vote, to receive notices and otherwise to exercise all the rights and powers of a shareholder.
Section 9. Pre-Emptive Rights. No shareholder or other person shall have any pre-emptive right whatsoever.
ARTICLE VI
MISCELLANEOUS PROVISIONS
Section 1. Offices. Until the Board of Directors otherwise determines, the registered office of the Corporation required by the TBOC to be maintained in the State of Texas, shall be the principal place of business of the Corporation, but such registered office may be changed from time to time by the Board of Directors in the manner provided by law and need not be identical to the principal business of the Corporation.

Section 2. Notice and Waiver of Notice. Whenever any notice whatever is required to be given under the provisions of these By-Laws, said notice shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed postpaid wrapper addressed to the person entitled thereto at his or her post office address, as it appears on the books of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. A waiver of notice, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
Section 3. Securities of Other Corporations. The Chief Executive Officer of the Corporation shall have power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.
Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.
Section 5. Relation to Articles of Incorporation. These By-Laws are subject to, and governed by, the Articles of Incorporation.
ARTICLE VII
AMENDMENTS
These By-Laws may be altered, amended or repealed, and new By-Laws may be adopted, by the Directors, subject to repeal or change by action of the shareholders.